PACE® Select Advisors Trust

February 19, 2020

Supplement to the summary prospectus relating to Class A and Class Y shares (the "Summary Prospectus") dated November 27, 2019.

Includes:

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information regarding the investment subadvisory arrangements for PACE Alternative Strategies Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust").

At the recommendation of UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager, the Trust's Board of Trustees has appointed DLD Asset Management, LP ("DLD") and Magnetar Asset Management LLC ("Magnetar") to serve as new subadvisors to the fund. DLD and Magnetar assumed investment advisory responsibility with respect to separate portions of PACE Alternative Strategies' portfolio effective on February 14, 2020.

Effective immediately, the Summary Prospectus is hereby revised as follows:

The section captioned "Management process" beginning on page 2 of the Summary Prospectus is revised by inserting the following as the last two bullet points under the fourth paragraph of that section:

•  A "relative value strategy" that seeks to generate risk-adjusted returns that are uncorrelated to the equity or credit markets by isolating opportunities in the convertible bond, high yield and listed options markets.

•  A "merger arbitrage strategy" that seeks to achieve absolute returns utilizing a rule-based approach to investing.

The section captioned "Risk/return bar chart and table" on page 6 of the Summary Prospectus is revised by inserting the following as the second and third to last sentences of the first paragraph of that section:

DLD Asset Management, LP ("DLD") assumed day-to-day management of a separate portion of the fund's assets on February 14, 2020. Magnetar Asset Management LLC ("Magnetar") assumed day-to-day management of a separate portion of the fund's assets on February 14, 2020.

ZS-1042

The section captioned "Investment manager and advisor(s)" on page 7 of the Summary Prospectus is revised by replacing the second sentence of the first paragraph of that section with the following:

In addition to UBS AM, WellsCap, First Quadrant, Aberdeen Standard Investments, Sirios, Aviva, PCJ, Kettle Hill, DLD and Magnetar serve as the fund's other subadvisors.

The section captioned "Portfolio management team" on page 7 of the Summary Prospectus is revised by inserting the following as the last bullet points of that section:

•  DLD—Sundeep Duttaroy, Portfolio Manager, and Mark Friedman, Chief Investment Officer, have been portfolio managers of the fund since February 2020.

•  Magnetar—Devin Dallaire, Chief Investment Officer, has been a portfolio manager, of the fund since February 2020.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.